SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

CEDAR FAIR, L.P.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

(CEDAR FAIR, L.P. Logo)

PLEASE VOTE "FOR" THE CEDAR FAIR, L.P. PROPOSALS!

Dear Fellow Unitholder:You should have recently received proxy materials for the Cedar Fair, L.P. special meeting of unitholders to be held on Thursday, May 13, 2004. According to our records, your vote has not yet been received. With the special meeting fast approaching, we urge you to promptly vote "FOR" the approval of each of the proposals.

In an effort to improve Cedar Fair's corporate governance and maximize value for our unitholders and the Partnership, the Board is recommending a plan by which unitholders will be able to elect the Board of Directors. The proposals set forth in the proxy statement will amend the partnership agreement to allow for the election of directors by the unitholders, while at the same time instituting mechanisms to protect unitholders from unfavorable takeover attempts. The Board of Directors unanimously recommends the approval of each of the proposals.

Your vote is very important, and we cannot move ahead without it. We need the approval of partners holding two-thirds of the outstanding units in order to amend the limited partnership agreement in this manner. As Chairman, President and Chief Executive Officer of Cedar Fair, L.P., I join our Board of Directors in recommending that you vote "FOR" the proposals. Please vote today, using the enclosed proxy card and return envelope. Or if you prefer, please follow the instructions for Internet or telephone voting located on your proxy card.

On the other side of this page are answers to frequently asked questions about the proposals and their benefits to our partners. Thank you for your continued support of Cedar Fair, L.P.

Sincerely,

Richard L. Kinzel

Chairman, President and Chief Executive Officer

ANSWERS TO YOUR QUESTIONS

Q: What is the Board proposing?

A: The Board of Directors is recommending (1) a plan by which unitholders, rather than the employee/owners of the general partner, will elect the Board of Directors of the general partner; (2) authority to implement a unitholder rights plan (only if Proposal One is approved); and (3) election of the Board of Directors of the general partner for staggered terms (only if Proposal One is approved).

Q: Why is the Board making these recommendations?

A: The Board believes that the existing governance structure, under which management employees of the Partnership elect the Board of Directors, is no longer consistent with the best practices of publicly traded companies of comparable size.

Q: Why should I vote "FOR" the proposals?

A: The proposed governance restructuring will make the Board of Directors of the general partner more responsive to the interests of the unitholders by allowing unitholders to elect the members of the Board of Directors. This election process, along with other governance changes already enacted, will enhance the unitholders' voice in the Partnership's governance.

Q: What will happen if these proposals are not approved by the unitholders?

A: If the proposals are not approved, the existing entity and governance structures will remain in place. Cedar Fair Management Company will continue as the general partner of the Partnership, and its shareholders will continue to elect the members of the Board of Directors.

At some point in the near future, the Board or the unitholders will have to address the issue of the decreasing number of shareholders of the general partner.

Q: What are the consequences if I do not vote?

A: A failure to vote has the same effect as voting against Proposal One concerning the partnership agreement amendments and against Proposal Two concerning a unitholder rights plan. If you do not return your proxy card, vote by telephone or over the Internet, or instruct your broker how to vote any units held for you in your broker's name, the effect will be a vote against Proposals One and Two. A failure to vote will have no effect on the outcome of Proposal Three concerning the election of Directors.

Q: May I change my vote after submitting my proxy?

A: Yes. You may revise your proxy at any time before it is exercised, by sending in a later-dated, signed proxy card. Also, your proxy will not be used if you attend the meeting and vote in person. If you have voted by Internet or telephone, you may change your vote by following the Internet or telephone voting procedure. If you instructed your broker how to vote your units, you must follow directions received from your broker to change those instructions.

Q: Who can help answer my questions?

A: If you have more questions about the proposals or if you would like additional copies of the proxy statement, please contact our proxy solicitor, Morrow & Co., Inc. at: (212) 754-8000, or toll free at: (800) 654-2468 or (800) 607-0088.

(CEDAR FAIR, L.P. Logo)

***IMPORTANT***

PLEASE VOTE "FOR" THE CEDAR FAIR, L.P. PROPOSALS!

Dear Fellow Unitholder:The Special Meeting of the limited partners scheduled for May 13, 2004, was adjourned until June 8, 2004, in order to allow additional time for the solicitation of proxies. The re-convened meeting will take place on June 8, 2004, at 11:00 a.m. Eastern Time at the Partnership's Radisson Harbour Inn in Sandusky, Ohio.

The voting to date on the plan to permit unitholder voting for directors and its related proposals has been strongly favorable. As of May 13, 2004, a little over 60% of the outstanding units had been voted, and of those, approximately 97% had been voted in favor of the plan. In spite of this overwhelmingly positive response, we still need favorable votes from 7% more of our units to achieve the two-thirds majority for the plan to be approved.

The Board of Directors recommends a vote "FOR" the approval of these proposals. The Board believes that the existing governance structure, under which management employees of the Partnership elect the Board of Directors, is no longer consistent with the best practices of publicly traded companies of comparable size. Unitholder voting, along with other governance changes already enacted, will enhance the unitholders' voice in the Partnership's governance. Your vote is very important, and we cannot move ahead without it.

IF YOU HAVE NOT YET VOTED, WE URGE YOU TO DO SO NOW. Regardless of the number of shares you own, it is important that your shares are represented and voted at the re-convened meeting. Your shares cannot be voted without specific instructions from you. Please vote today, using the enclosed proxy card and return envelope. If you prefer, please follow the instructions provided to vote your shares by telephone or Internet.

If you have any problems voting or questions on the proposals, please call either Morrow & Co., Inc. at 800-654-2468 or 800-607-0088, or the Partnership's Investor Relations office at 419-627-2233.

Sincerely,

Richard L. Kinzel

Chairman, President and Chief Executive Officer

ANSWERS TO YOUR QUESTIONS

Q: What is the Board proposing?

A: The Board of Directors is recommending (1) a plan by which unitholders, rather than the employee/owners of the general partner, will elect the Board of Directors of the general partner; (2) authority to implement a unitholder rights plan (only if Proposal One is approved); and (3) election of the Board of Directors of the general partner for staggered terms (only if Proposal One is approved).

Q: Why is the Board making these recommendations?

A: The Board believes that the existing governance structure, under which management employees of the Partnership elect the Board of Directors, is no longer consistent with the best practices of publicly traded companies of comparable size.

Q: Why should I vote "FOR" the proposals?

A: The proposed governance restructuring will make the Board of Directors of the general partner more responsive to the interests of the unitholders by allowing unitholders to elect the members of the Board of Directors. This election process, along with other governance changes already enacted, will enhance the unitholders' voice in the Partnership's governance.

Q: What will happen if these proposals are not approved by the unitholders?

A: If the proposals are not approved, the existing entity and governance structures will remain in place. Cedar Fair Management Company will continue as the general partner of the Partnership, and its shareholders will continue to elect the members of the Board of Directors.

At some point in the near future, the Board or the unitholders will have to address the issue of the decreasing number of shareholders of the general partner.

Q: What are the consequences if I do not vote?

A: A failure to vote has the same effect as voting against Proposal One concerning the partnership agreement amendments and against Proposal Two concerning a unitholder rights plan. If you do not return your proxy card, vote by telephone or over the Internet, or instruct your broker how to vote any units held for you in your broker's name, the effect will be a vote against Proposals One and Two. A failure to vote will have no effect on the outcome of Proposal Three concerning the election of Directors.

Q: May I change my vote after submitting my proxy?

A: Yes. You may revise your proxy at any time before it is exercised at the meeting, by sending in a later-dated, signed proxy card. Also, your proxy will not be used if you attend the meeting and vote in person. If you have voted by Internet or telephone, you may change your vote by following the Internet or telephone voting procedure. If you instructed your broker how to vote your units, you must follow directions received from your broker to change those instructions.

Q: Who can help answer my questions?

A: If you have more questions about the proposals or if you would like additional copies of the proxy statement, please contact our proxy solicitor, Morrow & Co., Inc., at: (212) 754-8000, or toll free at: (800) 654-2468 or (800) 607-0088.

CEDAR FAIR, L.P.

To Our Limited Partners:

~~You are cordially invited to attend a special meeting of limited partners to be held at the Sandusky State Theater, located at 107 Columbus Avenue, Sandusky, Ohio, at 9:00 a.m. (Eastern time) on Thursday, May 13, 2004.~~ The special meeting of limited partners scheduled for May 13, 2004, was adjourned until June 8, 2004. The reconvened meeting will be held at the Radisson Harbour Inn, located at 2001 Cleveland Road, Sandusky, Ohio, at 11:00 a.m. (Eastern time) on Tuesday, June 8, 2004.

The Notice of Special Meeting of Limited Partner Unitholders and the Proxy Statement describe the matters to be acted upon at the meeting.

Regardless of the number of units you own, your vote on these matters is important. Whether or not you plan to attend the meeting, we urge you to vote over the Internet, by telephone or by marking your choices on the attached proxy card and signing, dating and returning it by mail in the envelope provided. If you decide to vote in person at the meeting, you will have an opportunity to revoke your proxy and vote personally by ballot. If you have previously voted, you do not need to vote again.

If you plan to attend the meeting, please mark the box provided on the proxy card.

We look forward to seeing you at the meeting.

RICHARD L. KINZEL

Chairman, President and Chief Executive Officer

CEDAR FAIR, L.P.

PROXY

ADJOURNED SPECIAL MEETING OF LIMITED PARTNERS, ~~MAY 13~~JUNE 8, 2004

This Proxy is Solicited on Behalf of Cedar Fair L.P.'s General Partner,

Cedar Fair Management Company

The undersigned hereby appoints Richard L. Kinzel and Bruce A. Jackson and each of them jointly and severally, Proxies, with full power of substitution, to vote as designated on the reverse side, all Limited Partnership Units of Cedar Fair, L.P. held of record by the undersigned on March 19, 2004, at the Adjourned Special Meeting of Limited Partners to be held on ~~May 13~~June 8, 2004, or any adjournment thereof.

THE GENERAL PARTNER RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENTS TO THE LIMITED PARTNERSHIP AGREEMENT TO AUTHORIZE UNITHOLDER VOTING, FOR THE PROPOSAL GRANTING THE GENERAL PARTNER AUTHORITY TO IMPLEMENT A UNITHOLDER RIGHTS PLAN AND FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS. The Limited Partnership Units represented by this Proxy will be voted as specified on the reverse side. IF NO DIRECTION IS GIVEN IN THE SPACE PROVIDED ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

(Continued and to be signed on the reverse side.)

ADJOURNED SPECIAL MEETING OF LIMITED PARTNERS

CEDAR FAIR, L.P.

~~May 13, 2004~~

June 8, 2004

(adjourned from May 13, 2004)

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE - Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

3. Election of Class I Directors; Class II Directors; and Class III Directors:

NOMINEES:
☐ FOR ALL NOMINEES	O Richard S. Ferreira	Class I Director
	O Richard L. Kinzel	Class I Director
☐WITHHOLD AUTHORITY	O Thomas A. Tracy	Class I Director
FOR ALL NOMINEES	O Michael D. Kwiatkowski	Class II Director
	O Steven H. Tishman	Class II Director
☐ FOR ALL EXCEPT	O Darrel D. Anderson	Class III Director
(See instructions below)	0 David L. Paradeau	Class III Director

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [ ]

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
1.	To approve amendments to the partnership agreement to authorize unitholder voting.	☐	☐	☐

2.	To grant the general partner authority to implement a unitholder rights	☐	☐	☐
plan.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein.

This proxy when properly executed will be voted in the manner directed. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

Signature	Date:	Signature	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When units are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.